UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 10, 2020

Anika Therapeutics
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32 Wiggins Avenue, Bedford, Massachusetts 01730
(Address of Principal Executive Offices) (Zip Code)

(781) 457-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

On January 29, 2020, we announced that our board of directors had appointed an Office of the President, comprised of three of our executive officers, to provide ongoing leadership and oversight of day-to-day operations following the death of Joseph Darling, our President and Chief Executive Officer, earlier on that date. On February 12, 2020, we announced that the board had appointed Cheryl R. Blanchard, one of our directors, to serve as our Interim Chief Executive Officer, in lieu of the continuation of the Office of the President, effective February 10, 2020. The previously appointed Office of the President was dissolved as of that date.

Biography of Cheryl R. Blanchard

Cheryl R. Blanchard, age 55, has been one of our directors since August 2018. Until her appointment as Interim Chief Executive Officer, Dr. Blanchard was serving as a member of the compensation committee and governance and nominating committee of our board of directors. She has served as a director of Neuronetics (NASDAQ:STIM) since February 2019 and a director of Daré Bioscience, Inc. (NASDAQ:DARE) since November 2019.

•	From 2014 to November 2019, she was President and Chief Executive Officer of Microchips Biotech, Inc., a venture-backed biotechnology company developing regenerative medicine and drug delivery products.
•	Since 2012 she has been Principal at Blanchard Consulting, LLC, a provider of scientific, regulatory, and business strategy consulting services to medical device companies and private equity clients.
•	From 2000 to 2012, she held various offices, including Senior Vice President and Chief Scientific Officer of Zimmer, Inc., and General Manager of Zimmer Biologics of Zimmer, Inc., a medical device company focused on musculoskeletal products.

Dr. Blanchard received her Ph.D. and M.S. in Materials Science and Engineering from the University of Texas at Austin, and her B.S. in Ceramic Engineering from Alfred University.

Item 7.01. Regulation FD Disclosure.

On February 12, 2020, we issued a press release entitled “Anika Therapeutics Names Board Member Dr. Cheryl Blanchard as Interim CEO.” A copy of the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be incorporated by reference into any filing of the registrant with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated February 12, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics

Date: February 14, 2020	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer